                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                               FEBRUARY 12, 1997
                            -----------------------
                            Date of Report (Date of
                            Earliest Event Reported)

                              THE CARE GROUP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


    DELAWARE                         0-17821                    11-2962027
----------------                 ----------------            ---------------
(State or other                  (Commission File            (IRS Employer
 jurisdiction of                  Number)                     Identification
 incorporation)                                                No.)


1 HOLLOW LANE
LAKE SUCCESS, NY                                                11042
----------------------                                       ----------
(Address of principal                                        (Zip Code)
executive offices)


                                  516/869-8383
                                  ------------
              (Registrant's Telephone Number Including Area Code)

                                      N.A.
                                      ----
                 (Former Address, if changed since last Report)

Item 5.  Other Events

     On February 12, 1997, Richard G. Jung, the Chief Executive Officer and a director of The Care Group, Inc. (the "Company"), resigned from such positions to pursue other business interests. The Company has formed an operating committee to perform Mr. Jung's primary executive duties until such time as the Company appoints a new Chief Executive Officer. The members of the operating committee are Pat Celli, Chief Financial Officer and a director of the Company, John Pappajohn, a director of the Company, and David Sengpiel.

     A copy of the Company's Press Release dated February 12, 1997 announcing Mr. Jung's resignation and the formation of the operating committee is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits

           (c)     Exhibits.

           99.1 Press Release of the Company dated February 12, 1997 announcing Mr. Jung's resignation and the formation of the operating committee.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            THE CARE GROUP, INC.
                                            (Registrant)


                                            By: /s/ Pat H. Celli
                                               ------------------------------
                                               Name:  Pat H. Celli
                                               Title: Chief Financial Officer


Dated: February 18, 1997

                               INDEX TO EXHIBITS

Exhibit
Number            Description
-------           -----------

99.1 Press Release of the Company dated February 12, 1997 announcing Mr. Jung's resignation and the formation of the operating committee.

                                  EXHIBIT 99.1

THE CARE
  GROUP

                                      NEWS

One Hollow Lane, Suite 110, Lake Success, New York  11042 -- (516) 859-8383


                                           CONTACT:
                                           PAT CELLI - Chief Financial Officer
                                           (516) 869-8383




FOR IMMEDIATE RELEASE


       RICHARD G. JUNG - PRESIDENT AND CHIEF EXECUTIVE OFFICER RESIGNS TO
                             PURSUE OTHER INTERESTS


LAKE SUCCESS, NY - February 12, 1997 -- The Care Group, Inc. (NASDAQ:CARE) announced today that Richard G. Jung, the Chief Executive Officer and director of the Company, has decided to resign to pursue other business interests. The Company has implemented an operating committee to undertake Mr. Jung's primary executive duties until such time as the Company selects a new Chief Executive Officer. The members of the operating committee are Pat Celli, Chief Financial Officer and a director of the Company, John Pappajohn, a director of the Company, and David Sengpiel.

The Care Group is a leading provider of Integrated Delivery Systems for Disease Management. Disease Management programs include Pediatrics, HIV/AIDS and Oncology. The spectrum of services provided include Professional, Paraprofessional, Infusion and Mail Order Medications.

This press release contains forward-looking statements. All forward-looking statements involve risks and uncertainties, including without limitation, the risks detailed in the Company's filings and reports with the Securities and Exchange Commission. Such statements are only predictions and actual events or results may differ materially.